EXHIBIT 10.27

                     AMENDED AND RESTATED SECURITY AGREEMENT

           This is an Amended and Restated Security Agreement dated as of February 17, 2004 (this "Agreement"), between NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower" and an "Assignor"), NATIONAL TOBACCO COMPANY, L.P. ("NTCLP"), NORTH ATLANTIC OPERATING COMPANY, INC. ("NAOC") and NATIONAL TOBACCO FINANCE CORPORATION ("NTFC"), NORTH ATLANTIC CIGARETTE COMPANY, INC. ("NACC"), STOKER, INC. ("STOKER"), RBJ SALES INC., ("RBJ") and FRED STOKER & SONS, INC., ("STOKER & SONS") (the Borrower, NTCLP, NAOC, NTFC, NACC, STOKER, RBJ, and STOKER & SONS, each an "Assignor" and collectively, the "Assignors") and BANK ONE, NA, a national banking association, acting as Agent Bank (hereafter referred to as the "Agent Bank"). The Agent Bank at all times under this Agreement is acting for and on behalf of the Banks as defined in the Amended and Restated Loan Agreement dated February 17, 2004 (the "Loan Agreement"), by and among the Assignors, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and the Agent Bank.

                                    Recitals

           A. The Borrower, NTCLP, NAOC, and NTFC, the Agent Bank and the Banks entered into a loan agreement dated December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a revolving credit note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note") and a term note in the face amount of $25,000,000 dated December 29, 2000 (the "Original Term Note").

           C. The Borrower, NTCLP, NAOC, and NTFC executed and delivered to the Agent Bank a security agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           D. NTCLP, NAOC, and NTFC executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower, NTCLP, NAOC, and NTFC executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. NTCLP executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000, and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. The Borrower, NTCLP, NAOC, NTFC, and the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           H. The Borrower, NTCLP, NAOC, NTFC, the Agent Bank, and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of certain Class B Loans (the "Class B Loans") in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that could be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Assignors in the amount of $18,600,000 in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4022) pending in the United States District Court for the Northern District of Illinois Eastern Division.

           I. The Borrower, NTCLP, NAOC, and NTFC entered into a 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") for the purpose of (i) increasing the Class B Loans by Twenty Three Million Dollars ($23,000,000), bringing the total amount of Class B Loans to Forty Two Million Dollars ($42,000,000), providing the Borrower with moneys to be used in the acquisition of Stoker, RBJ, and Stoker & Sons, pursuant to the terms of a Stock Purchase Agreement dated as of November 17, 2003 (the "Stock Purchase Agreement") by and among the Borrower and the selling shareholders named therein, and for general corporate purposes and (ii) adding Stoker, RBJ, and Stoker & Sons as parties to the Original Loan Agreement, the Original Guaranty, the Original Security Agreement, the Original Pledge Agreement, and related documents.

           J. The Borrower and the Assignors entered into a 2003C Amendment to Loan Documents dated December 23, 2003 (the "2003C Amendment") for the purpose of extending the maturity of the Revolving Credit Facility to February 29, 2004.

           K. The Borrower, the Assignors, the Agent Bank, and the Banks entered into the Loan Agreement to provide for a Revolving Credit Facility in the total principal amount of Fifty Million Dollars ($50,000,000).

           L. The Borrower is entering into this Agreement to secure the payment of the Revolving Credit Loans, the Letter of Credit Subfacility, and any other Obligations to the Agent Bank under the Loan Agreement.

           M. The Assignors are entering into this Agreement to secure the payment of their obligations under the Amended and Restated Guaranty Agreement of even date herewith (the "Guaranty Agreement") and any other Obligations to the Agent Bank.

           N. This Agreement is being entered into concurrently with the extension of the Revolving Credit Facility and the Letter of Credit Subfacility, and the Banks are extending the Revolving Credit Facility and the Letter of Credit Subfacility in reliance up the Assignors' obligations evidenced by this Agreement.

           O. This Security Agreement amends and restates in its entirety the Original Security Agreement, as amended by the 2002A Amendment, the 2003A Amendment, the 2003B Amendment, and the 2003C Amendment.

           NOW, THEREFORE, the Assignors and the Agent Bank agree as follows:

           1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. In addition, the following terms shall have the following meanings, and the meanings assigned to all capitalized terms used herein shall be equally applicable to both the singular and plural forms of the terms defined:

           "Collateral" shall mean any or all of the property in which the Assignors grant to the Agent Bank a security interest under Section 2 of this Agreement.

           "Copyrights" shall mean any United States or foreign copyright owned by any Assignor now or hereafter, including any registration of any copyrights, in the United States Copyright Office or the equivalent thereof in any foreign country, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by any Assignor.

           "Event of Default" shall have the meaning given that term in Section 8 of this Agreement.

           "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any State of the United States or in any foreign country, as well as any unregistered marks used by any Assignor, and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Assignor in the United States or any foreign country.

           "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by such Assignor.

           "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

           "Secured Obligations" shall mean all of the obligations secured by this Agreement as set forth in Section 3 of this Agreement.

           "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

           "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide, whether written or not written.

           "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York.

           "Warehouse Receipts" shall mean any and all of the non-negotiable warehouse receipts and/or other documents of title issued by any Warehousemen with respect to any Inventory.

           "Warehousemen" shall mean any Persons holding or storing any of the Inventory who have issued Warehouse Receipts evidencing their holding or storage of such Inventory.

           To the extent this document contains references to multiple "Banks," or "Revolving Credit Notes" at a time when there exists only one "Bank" or "Revolving Credit Note," such references shall be deemed to refer to such single "Bank" or "Revolving Credit Note," as appropriate.

           2. Grant of Security Interests.

           (a) Each Assignor grants to the Agent Bank, for the benefit of the Banks, a security interest in all of such Assignor's right, title and interest in the following property, whether now owned by such Assignor or acquired subsequent to the date of this Agreement:

               (i) all Accounts Receivable;

               (ii) all General Intangibles (as defined in the Uniform Commercial Code);

               (iii) all Inventory (as defined in the Uniform Commercial Code);

               (iv) all Equipment (as defined in the Uniform Commercial Code);

               (v) all Goods (as defined in the Uniform Commercial Code);

               (vi) all Chattel Paper (as defined in the Uniform Commercial
Code);

               (vii) all Instruments (as defined in the Uniform Commercial
Code);

               (viii) all Documents (as defined in the Uniform Commercial Code);

               (ix) all money;

               (x) all Patents and Copyrights and all reissues, renewals or extensions thereof;

               (xi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

               (xii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights;

               (xiii) all insurance policies;

               (xiv) all Permits;

               (xv) any and all property which any Assignor receives or is or may hereafter be entitled to receive on account of any collections of or with respect to such Assignor's Accounts Receivable, or any instrument in payment of or substitution for any of such Assignor's Accounts Receivable or such Assignor's General Intangibles, or any part thereof;

               (xvi) any and all property which any Assignor receives or which any Assignor may hereafter become entitled to receive on account of any sale, exchange, transfer or other disposition of such Assignor's Inventory or General Intangibles, or any part thereof;

               (xvii) any and all property which each Assignor is or may hereafter become entitled to receive on account of any sale, exchange, transfer or other disposition of such Assignor's Equipment, or any part thereof; and

               (xviii) the proceeds and products of any sale, exchange, collection or other disposition of any of the foregoing.

               (xix) all deposit accounts (as defined in the Uniform Commercial
Code); and

               (xx) all investment property (as defined in the Uniform Commercial Code).

           3. Obligations Secured. The security interests granted by each Assignor hereby secure the payment and performance of all of the following Secured Obligations: (a) any and all indebtedness of the Borrower to the Banks evidenced by the Loan Agreement and the Revolving Credit Notes and any and all obligations contained in the Revolving Credit Notes; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Notes, this Agreement and the other Loan Documents, whether or not now or hereafter evidenced by any note, instrument or other writing and (c) any obligations of the Assignors to the Banks under the Guaranty Agreement.

           4. Representations and Warranties. To induce the Agent Bank to enter into this Agreement, any and all of the representations and warranties made by the Borrower and the other Assignors in the Loan Agreement and the other Loan Documents are incorporated herein by reference, and the Borrower and the other Assignors further represent, warrant and agree as follows:

           (a) Each Assignor has good and marketable title to such Assignor's Collateral, and the Collateral is not subject to any lien, charge, pledge, encumbrance, claim or security interest other than the security interests created by this Agreement or permitted by the Loan Documents or being released on the Closing Date.

           (b) The Collateral is used and will be used for business use only.

           (c) Each Assignor understands and acknowledges that the Banks are extending the Revolving Credit Loans at least in part in reliance upon each Assignor's execution and delivery of the Guaranty Agreement and each Assignor's granting of the security interests evidenced by this Agreement.

           5. Duration of Security Interests. The Agent Bank, and its successors and assigns, for the benefit of the Banks, shall hold the security interests created hereby upon the terms of this Agreement, and this Agreement shall continue until the Revolving Credit Notes have been paid in full, the other Secured Obligations have been performed, executed, or satisfied in their entirety, and no commitment to lend or extend credit which is intended to be secured hereby remains outstanding. After payment of any part of the Secured Obligations, the Agent Bank may, at its option, retain all or any portion of the Collateral as security for any remaining Secured Obligations and retain this Agreement as evidence of such security. The security interests granted hereunder shall not be impaired or affected by any renewals or extensions of time for payment of any of the Secured Obligations, or by release of any party liable on the Secured Obligations; by any acquisition, release or surrender of other security, collateral or guaranty; by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of any security.

           6. Certain Notices. Each Assignor shall notify the Agent Bank of any and all changes of location of such Assignor's chief place of business and of the registered office of such Assignor's registered agent and of the books and records with respect to any Accounts Receivable and of the location of any other of the Collateral at least thirty (30) days prior to effecting any such change.

           7. Covenant Not to Dispose of or Impair Collateral. No Assignor shall, without the prior written consent of the Agent Bank, sell, transfer or otherwise dispose of the Collateral, or any part thereof or interest therein, except (a) collections of Accounts Receivable permitted under this Agreement,
(b) sale of Inventory in the ordinary course of business (which shall not include any transfer in complete or partial satisfaction of indebtedness), and
(c) otherwise as permitted by the Loan Documents. Each Assignor shall use its best efforts to not permit anything to be done that may materially impair the value of the Collateral or the security intended to be provided by this Agreement.

           8. Default. The occurrence of an Event of Default under the Loan Agreement shall constitute an event of default under this Agreement (an "Event of Default").

           9. Loan Remedies. Upon any Event of Default, the Agent Bank may at its option declare any and all of the Revolving Credit Notes, the Guaranty Agreement and the other Secured Obligations to be immediately due and payable; and, in addition to that right, and in addition to exercising all other rights or remedies, the Agent Bank may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code. The rights of the Agent Bank upon an Event of Default shall include, without limitation, any and all rights and remedies in any and all other documents, instruments, agreements and other writings between the Agent Bank and each Assignor, all rights and remedies as provided by law, in equity or otherwise, and in addition thereto, the following:

           (a) The right to require each Assignor to assemble the Collateral and the books and records with respect to Accounts Receivable and make them available to the Agent Bank at a place or places to be designated by the Agent Bank which is reasonably convenient to the Assignors and the Agent Bank.

           (b) The right to require the Assignors to store all or any part of such Assignors' Inventory and Equipment, at such Assignor's own cost and risk, on behalf of the Agent Bank after the Agent Bank has taken possession of such Inventory and Equipment. Storage shall be in such manner as to prevent any deterioration of such Inventory and Equipment, and shall be for a reasonable time pending the sale or other disposition of such Inventory and Equipment.

           (c) The right to sell the Collateral at public or private sale in one or more lots in accordance with Uniform Commercial Code, including, without limitation, any notice required thereby. The Agent Bank may bid upon and purchase any or all of the Collateral at any public sale thereof, and shall be entitled to apply the unpaid portion of the Secured Obligations as a credit against the purchase price. The Agent Bank's purchase of all or any of the Collateral shall extinguish the Assignor's rights under section 9-506 of the Uniform Commercial Code upon application of the unpaid portion of the Secured Obligations. The Agent Bank shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code. To the extent there remains any surplus after satisfaction of all Secured Obligations and Expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code, the Agent Bank shall return any such surplus to the Assignors.

           (d) The right to notify the account debtors on all or any part of any Assignor's Accounts Receivable of the Agent Bank's interest therein and to require such account debtors to begin making payments directly to the Agent Bank regardless of whether such Assignor was previously making collections on all or any part of such Assignor's Accounts Receivable. The Agent Bank shall have the right to proceed against any such account debtors in its own name, or in the name of the Assignors (as appropriate) with or without the consent of the Assignors. The Agent Bank may retain any such payments or collections and apply them to the satisfaction of the Secured Obligations and to expenses incurred in collection, all in accordance with the Uniform Commercial Code.

           (e) The right to recover the reasonable expenses of taking possession of any of the Collateral that may be reduced to possession, preparing the Collateral for sale, selling the Collateral, collecting all or any part of any Assignor's Accounts Receivable, and other like expenses.

           (f) The right to recover all of the Agent Bank's expenses of collection, including, without limitation, court costs and reasonable attorneys' fees and disbursements incurred in realizing upon the Collateral or enforcing or attempting to enforce any provision of this Agreement.

           (g) The right to retain the Collateral and become the owner thereof, in accordance with the provisions of the Uniform Commercial Code.

           (h) The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interests of the Agent Bank, or for the sale of the Collateral under the judgment or decree of any court.

           (i) The right to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same.

           (j) The right to (1) possession of any and all of the Warehouse Receipts, (2) notify any of the Warehousemen holding any of the Assignors' Inventory that a default has occurred and that the Agent Bank, to the exclusion of the Assignors, is entitled to direct release and delivery of the Inventory, and (3) otherwise cause the Warehousemen to store the Inventory as the Agent Bank's agent.

           10. Cumulative Remedies. The rights and remedies of the Agent Bank shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Agent Bank shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations at the time of exercise of remedies, plus (b) the costs, fees and expenses the Agent Bank is otherwise entitled to recover.

           11. Waivers. Each Assignor acknowledges that this Agreement involves the grant of multiple security interests, and each Assignor hereby waives, to the extent permitted by applicable law, (a) any requirement of marshaling of assets or proceeding against Persons or assets in any particular order, and (b) any defense of any kind which the Assignors may now or hereafter have with respect to the rights of the Agent Bank with respect to the Collateral under this Agreement.

           12. Collections from Accounts Receivable.

           (a) After the occurrence of an Event of Default, the Agent Bank shall have the right to notify account debtors obligated on any or all Accounts Receivable to make payments directly to the Agent Bank.

           (b) Until the Agent Bank requests that account debtors of Accounts Receivable be notified of the Agent Bank's security interest created at a time when the Agent Bank may exercise remedies under Section 9 of this Agreement, the Assignors shall continue to collect payments on the Assignors' Accounts Receivable and use the proceeds thereof in the ordinary course of business. In any event, if any Event of Default has occurred and is continuing, the Assignors may not use the proceeds from payments on Accounts Receivable to satisfy any indebtedness to any Person other than the Agent Bank. If the Assignors collect payments on any Accounts Receivable after an Event of Default has occurred and while it is continuing, the Assignors shall hold the proceeds received from that collection as a constructive trust for the Agent Bank and shall turn over such proceeds to the Agent Bank immediately upon demand in the identical form received, if so requested by the Agent Bank. In the event of such payment, the Agent Bank shall credit the proceeds as payment of the Secured Obligations first to costs or penalties if any, second to interest, and then to principal.

           (c) No Assignor shall have power to, and no Assignor shall, waive, compromise or discount any Accounts Receivable, without the prior written consent of the Agent Bank, except for (1) ordinary trade discounts and allowances for payment within thirty days of the date of invoice or billing, and
(2) discounts or allowances in the ordinary course of collecting Accounts Receivable.

           13. The Agent Bank as Agent. Each Assignor hereby irrevocably constitutes the Agent Bank as such Assignor's agent and attorney-in-fact at any time during any period when the Agent Bank may exercise the remedies set forth in Section 9 of this Agreement, to (a) proceed against account debtors obligated on Accounts Receivable in such Assignor's name or in the Agent Bank's name, (b) sign and endorse all checks, drafts and other instruments in payment of Accounts Receivable, and (c) perform all such other acts with respect to Accounts Receivable as the Agent Bank may in its discretion deem reasonably necessary to effectuate the security intended to be granted in this Agreement.

           14. Special Collection Procedure. Upon the Agent Bank's demand at any time when the Agent Bank may exercise remedies under Section 9 of this Agreement, the Assignors shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment or on account of Accounts Receivable or for the sale of Inventory or Equipment by the Assignors, deposit the same in a special bank account maintained with the Agent Bank over which the Agent Bank alone, to the exclusion of the Assignors, has the power of withdrawal. The funds in such account shall be held by the Agent Bank for application toward the Secured Obligations. Such proceeds paid on Accounts Receivable shall be deposited in precisely the form received, except for the endorsement of the Assignors where necessary to permit collection of items, which endorsement the Assignors agree to make and which the Agent Bank is also hereby authorized by to make in such Assignor's name and on such Assignor's behalf as attorney-in-fact. Pending such deposit, each Assignor agrees that such Assignor will not commingle any such checks, drafts, cash and other remittances with any other funds or property, but will hold them separate and apart therefrom in express trust for the Agent Bank until deposited in that special account. The Agent Bank will, once each day, apply the whole or any part of the collected funds on deposit in such special account against the principal and/or interest of the Revolving Credit Note(s), the order and method of such application being in the sole discretion of the Agent Bank. Any portion of the funds in the special account which the Agent Bank elects not to apply as provided in the preceding sentence may be paid over by the Agent Bank to the Assignor or may be retained in the special account, at the Agent Bank's sole discretion, as continuing security and in which the Assignor hereby grants to the Agent Bank security interests for all the Secured Obligations.

           15. Books and Records. Each Assignor shall maintain books and records with respect to Accounts Receivable in form and manner reasonably satisfactory to the Agent Bank, and the Agent Bank shall have the right during business hours with reasonable notice (and otherwise in a reasonable fashion) to inspect any and all of the business properties, premises or books and records of the Assignors relating to Accounts Receivable or other Collateral or the proceeds thereof. Each Assignor further agrees from time to time to furnish such reports, data and financial statements with respect to the Collateral as the Agent Bank may reasonably request from time to time.

           16. Insurance. The provisions of Section 7.10 of the Loan Agreement shall govern with respect to insurance and such provisions are incorporated herein by reference.

           17. Certain Obligations Regarding Collateral.

           (a) Each Assignor shall keep and maintain such Assignor's Inventory and Equipment in good condition and repair and under adequate condition of storage to prevent its deterioration or depreciation in value.

           (b) Each Assignor shall keep the Collateral free and clear of any and all liens other than the security interests created in favor of the Agent Bank under this Agreement or permitted by the Loan Documents, and shall declare and pay any and all fees, assessments, charges and taxes allocable to the Collateral, or which might result in a lien against the Collateral if left unpaid, unless an Assignor at such Assignor's own expense is contesting the validity or amount thereof in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If an Assignor fails to pay such amount and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Agent Bank may, but is not obligated to, pay such amount, and such payment shall be deemed conclusive evidence of the legality or validity of such amount. Each Assignor shall promptly reimburse the Agent Bank for any and all payments made by the Agent Bank in accordance with the preceding sentence, and until reimbursement, such payments shall be part of the Secured Obligations.

           (c) Each Assignor shall keep its Inventory and Equipment only at the locations set out on its applicable Schedule 1 attached to and incorporated into this Agreement (other than mobile goods and Inventory or Equipment in transit).

           18. Use and Inspection of Collateral. No Assignor shall use the Collateral in violation of any statute or ordinance, and the Agent Bank shall have the right, at reasonable hours (and otherwise in a reasonable fashion), to inspect the Collateral at the premises of the Assignors or wherever the Collateral may be located; provided, however, such inspection by the Agent Bank shall not exceed once in any fiscal year prior to an Event of Default, and, following an Event of Default, as frequently as reasonably determined by the Agent Bank.

           19. Special Provisions Concerning Trademarks

           (a) Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful and exclusive owner or licensee of the Marks listed in Schedule 1 attached hereto indicated as being owned by it and that Schedule 1 lists all the Marks registered in the United States Patent and Trademark Office or the equivalent thereof in any foreign country and all unregistered Marks that such Assignor now owns, licenses or uses for products developed by such Assignor in connection with its business. Each Assignor further warrants that, to its knowledge, it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark or service mark. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Schedule 1 hereto indicated as being owned by it and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third party claim that any of said registration is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said applications will not pass to registration. Each Assignor hereby grants to the Agent Bank an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark owned by an Assignor, and record the same.

           (b) Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Agent Bank.

           (c) Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Agent Bank in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor in its sole discretion may, unless otherwise directed by the Agent Bank, diligently to prosecute any Person infringing any Mark owned by such Assignor in a manner consistent with its past practice and in accordance with reasonable business practices.

           (d) Preservation of Marks. Each Assignor agrees to use or license the use of its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or the relevant foreign jurisdiction.

           (e) Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss. 1051 et seq. and any foreign equivalent thereof to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its Marks (excluding unregistered Marks) pursuant to 15 U.S.C. ss.ss. 1058(a), 1059 and 1065 and any foreign equivalent thereof, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Agent Bank.

           (f) Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction, within thirty (30) days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such Mark to the Agent Bank, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

           (g) Remedies. If an Event of Default shall occur and be continuing, the Agent Bank may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks of such Assignor, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Agent Bank for the benefit of the Banks pursuant to a trademark security agreement in form and substance satisfactory to the Agent Bank, executed by such Assignor and filed on the date hereof, pursuant to which all of such Assignor's rights, title and interest in and to the Marks are assigned to the Agent Bank for the benefit of the Banks; (ii) take and use or sell the Marks of such Assignor and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Agent Bank, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Agent Bank may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent governmental agency or office in any foreign jurisdiction to the Agent Bank.

           20. Special Provisions Concerning Trade Secret Rights, Patents and Copyrights

           (a) Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in (i) Trade Secret Rights of such Assignor, (ii) the Patents of such Assignor listed in Schedule 2 attached hereto and that said Patents constitute all the patents and applications for patents that such Assignor now owns and
(iii) the Copyrights of such Assignor listed in Schedule 3 attached hereto and that said Copyrights constitute all the registered copyrights and applications for copyright registrations that such Assignor now owns. Each Assignor represents and warrants that it has the exclusive right to use and practice under all Patents and Copyrights that it now owns, uses or under which it practices. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright or that such Assignor has misappropriated any Trade Secret Rights. Each Assignor hereby grants to the Agent Bank an absolute power of attorney to sign, upon the incurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, as the case may be, and record the same.

           (b) Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under a Patent or Copyright other than in the ordinary course of business absent prior written approval of the Agent Bank.

           (c) Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Agent Bank in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent or Copyright, or with respect to any claim that the practice of any Patent or the use of any Copyright to the knowledge of such Assignor violates in any material respect any property right of a third party or with respect to any misappropriation of any Trade Secret Right or any claim that the practice of any Trade Secret Right to the knowledge of such Assignor violates any property right of a third party. Each Assignor, in its sole discretion, may, or if specifically requested by Agent Bank shall, diligently prosecute any Person infringing any Patent or Copyright owned by such Assignor or any Person misappropriating any Trade Secret Right in a manner consistent with its past practice and in accordance with reasonable business practices.

           (d) Maintenance of Patents and Copyrights. At its own expense, each Assignor shall make timely payment of all post issuance fees required pursuant to 35 U.S.C. 41 and any foreign equivalent thereof to maintain in force rights under each of its Patents and to apply as permitted pursuant to applicable law for any renewal of each Copyright.

           (e) Prosecution of Patent Applications and Copyright Applications. At its own expense, each Assignor to the extent such Assignor deems necessary in its sole discretion may, and if specifically requested by Agent Bank shall, diligently prosecute all applications for Patents of such Assignor listed on
Schedule 2 hereto and for copyrights of such Assignor listed on Schedule 3 hereto, and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Agent Bank, not to be unreasonably withheld.

           (f) Other Patents and Copyrights. Within thirty (30) days of the acquisition or issuance of a Patent or Copyright registration, or of filing of an application for a Patent or Copyright registration, the relevant Assignor shall deliver to the Agent Bank a copy of said Patent or Copyright registration or application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

           (g) Remedies. If an Event of Default shall occur and be continuing, the Agent Bank may by written notice to the relevant Assignor take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in each of the Patents and Copyrights of such Assignor vested, in which event such right, title and interest shall immediately vest in the Agent Bank for the benefit of the Banks, pursuant to a patent and copyright security agreement in form and substance satisfactory to the Agent Bank, executed by such Assignor and filed on the date hereof, pursuant to which all of such Assignor's right, title, and interest to such Patents and Copyrights are assigned to the Agent Bank for the benefit of the Banks; (ii) take and practice, use or sell the Patents and Copyrights; (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Agent Bank may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Agent Bank for the benefit of the Banks.

           (h) Preservation of Collateral. In accordance with Section 9-207(a) of the UCC, the Agent Bank shall use reasonable care in the custody and the preservation of the Collateral in its possession.

           21. Notice.

           (a) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least ten (10) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

           (b) All notices and other communications under this Agreement shall be delivered in accordance with and subject to Section 15 of the Loan Agreement.

           22. Further Assurance. Each Assignor shall sign from time to time such financing statements and other documents and instruments and take such other actions as the Agent Bank may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the security interests in the Collateral intended to be created in this Agreement.

           23. Miscellaneous.

           (a) Failure by the Agent Bank to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Agent Bank shall continue in full force and effect until such right is specifically waived in a writing signed by the Agent Bank.

           (b) If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allowed by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

           (c) The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

           (d) This Agreement shall inure to the benefit of the Agent Bank, its successors and assigns, on behalf of the Banks, their successors and assigns, and all obligations of the Assignors shall bind the Assignors' successors and assigns.

           (e) To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York.

           (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

           (g) This Agreement may be signed by each party upon a separate copy, and in such cases one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

           (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one such counterpart.

           (i) EACH ASSIGNOR CONSENTS TO ONE OR MORE ACTIONS BEING INSTITUTED AND MAINTAINED IN ANY OF (I) THE JEFFERSON COUNTY, KENTUCKY, CIRCUIT COURT, (II) THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY, (III) THE NEW YORK COUNTY SUPREME COURT, OR (IV) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK TO ENFORCE THIS AGREEMENT AND/OR ONE OR MORE OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OBJECTION TO ANY SUCH ACTION BASED UPON LACK OF PERSONAL OR SUBJECT MATTER JURISDICTION OR IMPROPER VENUE. EACH ASSIGNOR AGREES THAT ANY PROCESS OR OTHER LEGAL SUMMONS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING MAY BE SERVED BY MAILING A COPY THEREOF BY CERTIFIED MAIL, OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL, ADDRESSED TO THE ASSIGNORS AT THE ADDRESS SET FORTH IN SECTION 15 OF THE LOAN AGREEMENT.

           (j) Authorization to File Financing Statement. Each Assignor authorizes the Agent Bank to, to the extent necessary and so long as the Secured Obligations are outstanding, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of such Assignor and which contain any information required by the Uniform Commercial Code, as revised, applicable to the jurisdiction in which the Assignor is incorporated or domiciled.

              [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

           IN WITNESS WHEREOF, the Assignors and the Agent Bank have executed and delivered this Agreement as of the date set out in the preamble hereto.

                   NORTH ATLANTIC TRADING COMPANY, INC.

                   By  /s/ David I. Brunson
                      ----------------------------------------------------------
                   Title: President and Chief Financial Officer
                          ------------------------------------------------------
                   Date:  February 17, 2004
                         -------------------------------------------------------



                   NATIONAL TOBACCO COMPANY, L.P.

                  By NATIONAL TOBACCO FINANCE CORPORATION as its
                     general partner

                  By /s/ David I. Brunson
                     -----------------------------------------------------------
                  Title: Executive Vice President and Chief Financial Officer
                         -------------------------------------------------------
                  Date:  February 17, 2004
                         -------------------------------------------------------


                  NORTH ATLANTIC OPERATING COMPANY, INC.

                  By  /s/ David I. Brunson
                     -----------------------------------------------------------
                  Title:  Executive Vice President and Chief Financial Officer
                         -------------------------------------------------------
                  Date:   February 17, 2004
                         -------------------------------------------------------



                  NATIONAL TOBACCO FINANCE CORPORATION

                  By   /s/ David I. Brunson
                      ----------------------------------------------------------
                  Title:   Executive Vice President and Chief Financial Officer
                          ------------------------------------------------------
                  Date:    February 17, 2004
                          ------------------------------------------------------

                  STOKER, INC.

                  By  /s/ David I. Brunson
                     -----------------------------------------------------------
                  Title:  Executive Vice President and Chief Financial Officer
                         -------------------------------------------------------
                  Date:   February 17, 2004
                         -------------------------------------------------------



                  RBJ SALES, INC.

                  By   /s/ David I. Brunson
                      ----------------------------------------------------------
                  Title:   Executive Vice President and Chief Financial Officer
                         -------------------------------------------------------
                  Date:    February 17, 2004
                         -------------------------------------------------------



                  FRED STOKER & SONS, INC.

                  By  /s/ David I. Brunson
                     -----------------------------------------------------------
                  Title:  Executive Vice President and Chief Financial Officer
                         -------------------------------------------------------
                  Date:   February 17, 2004
                         -------------------------------------------------------



                  NORTH ATLANTIC CIGARETTE COMPANY, INC.

                  By   /s/ David I. Brunson
                      ----------------------------------------------------------
                  Title:   Executive Vice President and Chief Financial Officer
                          ------------------------------------------------------
                  Date:    February 17, 2004
                          ------------------------------------------------------

                       AGENT BANK:
                       -----------

                       BANK ONE, NA


                       By    /s/ H. Joseph Brenner
                            ----------------------------------------------------
                       Title:  First Vice President
                              --------------------------------------------------
                       Date:   February 17, 2004
                              --------------------------------------------------

                                   SCHEDULE 1
                                   TRADEMARKS

                                   SCHEDULE 2
                                     PATENTS

                                     [None]

                                   SCHEDULE 3
                                   COPYRIGHTS

                                     [None]